EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Wilson W. Cheung, Senior Vice President, Finance and Chief Financial Officer, of SciClone Pharmaceuticals, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)

the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

ovember

Date: November 10, 2014	/s/ Wilson W. Cheung
Wilson W. Cheung
Senior Vice President, Finance and Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to SciClone Pharmaceuticals, Inc. and will be retained by SciClone Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.